                                                                   EXHIBIT 10.26

                    FIFTH AMENDMENT, WAIVER AND CONSENT TO
                          LOAN AND SECURITY AGREEMENT


          This Fifth Amendment, Waiver and Consent to Loan and Security Agreement, dated as of October 24, 1996 (this "Amendment"), is by and among
                                               ---------
Wolfe Nursery, Inc., a Delaware corporation, Tip Top Nurseries, Inc., an Arizona corporation, Nurseryland Garden Centers, Inc., a California corporation, as borrowers (collectively, the "Borrowers"), Sunbelt Nursery Group, Inc., a
                              ---------
Delaware corporation, Sunbelt Nursery Holdings, Inc., an Arizona corporation, Sunbelt Management Services, Inc., a Delaware corporation, as guarantors (collectively, the "Guarantors" and, together with the Borrowers, the "Loan
                    ----------                                         ----
Parties"), and American National Bank and Trust Company of Chicago, a national
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banking association, as lender (the "Lender").  Capitalized terms used in this
                                     ------
Amendment and not otherwise defined have the meanings assigned to such terms in the Loan Agreement (as defined below).

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, the Loan Parties and the Lender are parties to the Loan and Security Agreement dated as of October 14, 1994 (as such agreement may be amended, modified, restated or supplemented from time to time, the "Loan
                                                                    ----
Agreement");
---------

          WHEREAS, the Loan Parties are not in compliance with the financial covenants set forth in Sections 8.16(A) and 8.16(B) of the Loan Agreement for the quarter ending July 31, 1996;

          WHEREAS, the Loan Parties' noncompliance with the foregoing financial covenants has given rise to Events of Default under Section 9.1(B) of the Loan Agreement;

          WHEREAS, the existence of such Events of Default entitle the Lender to, among other things, terminate all further extensions of credit to the Loan Parties under the Loan Agreement, accelerate all existing Indebtedness and foreclose on the Collateral of the Loan Parties;

          WHEREAS, the Loan Parties have requested that the Lender waive the foregoing Events of Default;

          WHEREAS, the Lender has agreed to waive such Events of Default in connection with the implementation of certain amendments to the Loan Agreement, all of which are acceptable to the Loan Parties;

          WHEREAS, the Loan Parties and the Lender desire to (i) amend the Loan Agreement to, among other things, (a) modify certain financial and other covenants, (b) add a new financial covenant, (c) periodically reduce the Maximum Revolving Facility
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and the Total Facility and (d) change the interest rate applicable to the
Revolving Loans and (ii) waive certain Events of Default specified in this Amendment, all on the terms and subject to the conditions of this Amendment;

          NOW, THEREFORE, in consideration of the foregoing recitals, the actions contemplated therein and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties to this Amendment agree as follows:

          SECTION 1.  AMENDMENTS TO LOAN AGREEMENT
                      ----------------------------

          On the date this Amendment becomes effective, after completion by the Loan Parties of the conditions set forth in Section 4 of this Amendment (the
                                            ---------
"Closing Date"), the Loan Agreement is amended as follows:
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          1.1  Section 1.1 of the Loan Agreement is amended by deleting the last
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sentence of the definition of "Maximum Revolving Facility" in its entirety and
                               --------------------------
replacing it as follows:

          The Maximum Revolving Facility shall be $9,250,000 through December 10, 1996. Commencing December 11, 1996, the Maximum Revolving Facility shall be $8,500,000 through December 23, 1996. Commencing December 24, 1996, the Maximum Revolving Facility shall be $8,000,000.

          1.2  Section 1.1 of the Loan Agreement is further amended by deleting
               -----------
the definition of "Total Facility" in its entirety and replacing it as follows:
                   --------------

               "Total Facility" shall mean the amount of $9,250,000 through
                --------------
          December 10, 1996. Commencing December 11, 1996, the Total Facility shall mean the amount of $8,500,000 through December 23, 1996. Commencing December 24, 1996, the Total Facility shall mean the amount of $8,000,000.

          1.3  Section 2.1(A) of the Loan Agreement is amended by deleting the
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first sentence of such section in its entirety and replacing it as follows:

          Subject to the provisions of Section 4 below, after execution of the
                                       ---------
          Financing Agreements, Lender shall advance to each Borrower, on a revolving credit basis, Revolving Loans ("Revolving Loans") in such
                                                    ---------------
          aggregate amounts as such Borrower may from time to time request but not exceeding at any one time outstanding an amount equal to (i) the Borrowing Base of such Borrower plus, for the period commencing
                                          ----
          October 24, 1996, and ending December 8, 1996, $1,000,000, minus (ii)
                                                                     -----
          the aggregate stated amount of all outstanding Letters of Credit;

          provided, however, that Lender shall not be obligated to make any such
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          advance to any Borrower if, after such advance, the aggregate amount of all Revolving Loans made to all Borrowers would exceed the Maximum Revolving Facility minus the aggregate stated amount of all Letters of
                             -----
          Credit for all Borrowers.

          1.4  Section 2.5(B) of the Loan Agreement is amended by adding the
               --------------
following sentence to such section as follows:

          Borrowers shall pay to Lender a fee (the "Amendment Fee") equal to $25,000, payable in five monthly installments of $5,000 due on the first day of each month, commencing December 1, 1996. The Amendment Fee shall be fully earned on the date of the Fifth Amendment, Consent and Waiver to Loan and Security Agreement among the Loan Parties and Lender and shall be nonrefundable.

          1.5  Section 7 of the Loan Agreement is amended by adding the
               ---------
following Section 7.18 to such section as follows:
          ------------

               7.18  Appraisals.  The Loan Parties shall provide Lender by
                     ----------
          January 31, 1997, with an appraisal for each parcel of Mortgaged Real Property performed by an appraisal firm(s) acceptable to Lender in its sole discretion.

          1.6  Section 8.16(A) of the Loan Agreement is amended by deleting such
               ---------------
section in its entirety and replacing it as follows:

          (A)  Debt Service Coverage Ratio.  The Loan Parties shall not permit
               ---------------------------
     the Debt Service Coverage Ratio to be less than (i) 2.2:1 for the period commencing January 27, 1997, and ending March 30, 1997, (ii) 4.5:1 for the period commencing January 27, 1997, and ending June 29, 1997, and (iii) 2.0:1 for the period commencing January 27, 1997, and ending September 28, 1997.

          1.7  Section 8.16(B) of the Loan Agreement is amended by deleting such
               ---------------
section in its entirety and replacing it as follows:

               (B)  Gross Profit.  The Gross Profit (as defined by GAAP) of the
                    ------------
          Loan Parties on a consolidated basis shall not be less than (i) $4,500,000 for the period commencing August 26, 1996, and ending October 27, 1996, (ii) $6,000,000 for the period commencing August 26, 1996, and ending November 24, 1996, (iii) $10,500,000 for the period commencing August 26, 1996, and ending December 29, 1996, (iv) $11,500,000 for the period commencing August 26, 1996, and ending

          January 26, 1997, and (v) $14,000,000 for the period commencing August 26, 1996, and ending February 23, 1997.

          1.8  Section 8.21 of the Loan Agreement is amended by deleting such
               ------------
section in its entirety.

          SECTION 2.  WAIVER AND CONSENT
                      ------------------

          2.1  Debt Service Coverage Ratio.  On the Closing Date, the Lender
               ---------------------------
waives any Event of Default under Section 9.1(B) of the Loan Agreement due solely to the Loan Parties' noncompliance during the quarter ending July 31, 1996, with the covenant set forth in Section 8.16(A) of the Loan Agreement.

          2.2  EBITDA.  On the Closing Date, the Lender waives any Event of
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Default under Section 9.1(B) of the Loan Agreement due solely to the Loan
Parties' noncompliance during the quarter ending July 31, 1996, with the covenant set forth in Section 8.16(B) of the Loan Agreement.

          2.3  Change in Fiscal Year.  On the Closing Date, the Lender consents
               ---------------------
to the change in the Loan Parties' fiscal year to a twelve month period ending on or about June 30. The Loan Agreement and other Financing Agreements shall be deemed automatically amended without further action to reflect such change in the Loan Parties' fiscal year.

          2.4  1996 Financial Statements.  On the Closing Date, the Lender
               -------------------------
agrees, subject to the conditions set forth below, to accept reviewed (rather than audited) financial statements solely for the period ending December 31, 1996; provided, however, that the waiver set forth in this Section 2.4 is only
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effective if Price Waterhouse LLP, or some other public accounting firm acceptable to the Lender, (i) observes the physical inventory count conducted by the Loan Parties with respect to such period and (ii) provides evidence to Lender that, as of December 31, 1996, it has performed audit procedures satisfactory to Lender with respect to cash, liabilities and fixed assets.

          2.5  No Other Waiver.  Nothing in this Agreement should in any way be
               ---------------
deemed a (i) waiver of any Event of Default under the Loan Agreement other than those specifically identified in Sections 2.1 and 2.2 hereof or (ii) an agreement to forbear from exercising any remedies with respect to any such other Event of Default.

          SECTION 3.  REPRESENTATIONS AND WARRANTIES
                      ------------------------------

          To induce the Lender to enter into this Amendment and to extend further credit under the Loan Agreement, as amended by this Amendment, each Loan Party severally represents and warrants to the Lender that:

          3.1  Due Authorization, Etc.  The execution, delivery and performance
               -----------------------
by such Loan Party of this Amendment are within its corporate powers, have been duly authorized by all necessary corporate action, have received all necessary governmental, regulatory or other approvals (if any are required), and do not and will not contravene or conflict with any provision of (i) any law, (ii) any judgment, decree or order, or (iii) such Loan Party's Certificate of Incorporation or By-Laws, and do not and will not contravene or conflict with, or cause any lien to arise under any provision of any agreement or instrument binding upon such Loan Party or upon any of its property. This Amendment and the Loan Agreement, as amended by this Amendment, are the legal, valid and binding obligations of such Loan Party, enforceable against such Loan Party in accordance with their respective terms.

          3.2  No Default, Etc.  As of the Closing Date, (i) except as set forth
               ----------------
in Section 2 of this Amendment, no Event of Default or Default under the Loan
   ---------
Agreement, as amended by this Amendment, has occurred and is continuing or will result from the amendments set forth in this Amendment and (ii) the representations and warranties of such Loan Party contained in the Loan Agreement are true and correct.

          3.3  Litigation.  As of the Closing Date, except as previously
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disclosed by such Loan Party to the Lender in writing, no claims, litigation
(including, without limitation, derivative actions), arbitration proceedings, governmental investigations or proceedings or regulatory proceedings are pending, or to the knowledge of such Loan Party, threatened against it, nor does such Loan Party know of any basis for the foregoing. In addition, there are no inquiries, formal or informal, which might give rise to such actions, proceedings or investigations.

          3.4  Pier 1 Agreements.  As of the Closing Date, no default exists
               -----------------
under any of the Pier 1 Agreements.

          3.5  Securities Matters.  All filings made by the Loan Parties to the
               ------------------
Securities and Exchange Commission during the last 12 months have complied with the Securities Laws and all provisions of such Securities Laws, including any provision requiring the filing of audited financial statements.

               SECTION 4.  CONDITIONS TO EFFECTIVENESS
                           ---------------------------

          The obligation of the Lender to make the amendments and waivers contemplated by this Amendment and the effectiveness thereof, are subject to the following:

          4.1  Representations and Warranties.  The representations and
               ------------------------------
warranties of the Loan Parties contained in this Amendment are true and correct as of the Closing Date.

          4.2  Documents.  The Lender has received all of the following, each
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duly executed and dated as of the Closing Date (or such other date as is satisfactory to the Lender) in form and substance satisfactory to the Lender:

          (A)  Fifth Amendment.  This Amendment;
               ---------------

          (B) Legal Opinion.  An opinion of the Loan Parties' legal counsel to
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     the effect that (i) the Loan Parties' have the power and authority to execute, deliver and perform this Amendment and that this Amendment has been duly authorized and (ii) this Amendment is the legal, valid and binding obligations of the Loan Parties;

          (C)  Resolutions.  Resolutions of the Board of Directors of each Loan
               -----------
     Party authorizing or ratifying the execution, delivery and performance of this Amendment;

          (D) Consents, Etc.  Certified copies of all documents evidencing any
              --------------
     necessary corporate action, consents and governmental approvals, if any, with respect to this Amendment or any other document provided for under this Amendment; and

          (E) Other.  Such other documents as the Lender may reasonably request.
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                           SECTION 5.  MISCELLANEOUS
                                       -------------

          5.1  Captions.  The recitals to this Amendment (except for
               --------
definitions) and the section captions used in this Amendment are for convenience only, and do not affect the construction of this Amendment.

          5.2  Governing Law; Severability.  THIS AMENDMENT IS A CONTRACT MADE
               ---------------------------
UNDER AND GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES. Wherever possible, each provision of this Amendment must be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment is prohibited by or invalid under such law, such provision is only ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

          5.3  Counterparts.  This Amendment may be executed in any number of
               ------------
counterparts and by the different parties on separate counterparts, and each such counterpart is deemed to be an original, but all such counterparts together constitute but one and the same Amendment.

          5.4  Successors and Assigns.  This Amendment is binding upon each Loan
               ----------------------
Party and the Lender and their respective successors and assigns, and inures to the sole benefit of each Loan Party and the Lender and their successors and assigns. The Loan Parties have no right to assign their respective rights or delegate their respective duties under this Amendment.

          5.5  References.  From and after the Closing Date, each reference in
               ----------
the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import, and each reference in any Financing Agreement to the Loan Agreement or to any term, condition or provision contained "thereunder," "thereof," "therein," or words of like import, mean and are a reference to the Loan Agreement (or such term, condition or provision, as applicable) as amended, supplemented or otherwise modified by this Amendment.

          5.6  Continued Effectiveness.  Notwithstanding anything contained in
               -----------------------
this Amendment, the terms of this Amendment are not intended to and do not serve to effect a novation as to the Loan Agreement. The parties to this Amendment expressly do not intend to extinguish the Loan Agreement. Instead, it is the express intention of the parties to this Amendment to reaffirm the indebtedness created by and secured under the Loan Agreement. The Loan Agreement, as amended by this Amendment, remains in full force and effect.

          5.7  Costs, Expenses and Taxes.  Each Loan Party affirms and
               -------------------------
acknowledges that Section 10.2 and Section 10.3 of the Loan Agreement applies to this Amendment and the transactions and agreements and documents contemplated under this Amendment.

          5.8  Guarantors Reaffirmation.  Each of the Guarantors acknowledges
               ------------------------
that it has read this Amendment and consents to this Amendment and agrees that its Guaranty of the Guaranteed Obligations (as defined in such Guaranty) continues in full force and effect, is valid and enforceable and is not impaired or otherwise affected by the execution of this Amendment or any other document or instrument delivered in connection with this Amendment.

                           *     *     *     *     *

   Delivered at Chicago, Illinois, as of the day and year first above written.



                                WOLFE NURSERY, INC.,
                                as a Borrower


                                By: /s/  Richard R. Dwyer
                                   _____________________________
                                    Name:  Richard R. Dwyer
                                    Title: President



                                TIP TOP NURSERIES, INC.,
                                as a Borrower


                                By: /s/  Richard R. Dwyer
                                   _____________________________
                                    Name:  Richard R. Dwyer
                                    Title: President



                                NURSERYLAND GARDEN CENTERS, INC.,
                                as a Borrower


                                By: /s/  Richard R. Dwyer
                                   _____________________________
                                    Name:  Richard R. Dwyer
                                    Title: President



                                SUNBELT NURSERY GROUP, INC.,
                                as a Guarantor



                                By: /s/  Richard R. Dwyer
                                   _____________________________
                                    Name:  Richard R. Dwyer
                                    Title: President



                                SUNBELT NURSERY HOLDINGS, INC.,
                                as a Guarantor


                                By: /s/  Richard R. Dwyer
                                   _____________________________
                                    Name:  Richard R. Dwyer
                                    Title: President

                                SUNBELT MANAGEMENT SERVICES, INC.,
                                as a Guarantor


                                By: /s/ Richard R. Dwyer
                                    ----------------------------
                                    Name:  Richard R. Dwyer
                                    Title: President



                                AMERICAN NATIONAL BANK AND
                                  TRUST COMPANY OF CHICAGO



                                By:/s/ Elizabeth J. Limpert
                                   ------------------------
                                    Elizabeth J. Limpert
                                    First Vice President


          Timothy R. Duoos, guarantor under the Guaranty dated as of October 14, 1994 (the "Duoos Guaranty") made in favor of the Lender, acknowledges that he
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has read this Amendment referenced herein and consents to this Amendment and agrees that his guarantee of the Guaranteed Obligations (as defined in the Duoos Guaranty) continues in full force and effect, is valid and enforceable and is not impaired or otherwise affected by the execution of this Amendment or any other document or instrument delivered in connection with this Amendment.


                               /s/ Timothy R. Duoos
                               --------------------------------
                                Timothy R. Duoos